UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-23072
                                                    -----------

                 First Trust Dynamic Europe Equity Income Fund
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period:   June 30, 2017
                                               ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                        DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)

                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                   JUNE 30, 2017

HENDERSON
GLOBAL INVESTORS                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2017

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Additional Information......................................................  22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and future performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance during the period covered by this report. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Henderson are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2017


Dear Shareholders:

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains current information and the financial statements for your investment in the First Trust Dynamic Europe Equity Income Fund (the "Fund"). We encourage you to read this report and discuss it with your financial advisor.

Six months into the year, the bull market in stocks continues. President Donald Trump's pro-growth, pro-U.S. policies, while slow in coming, have at least created some optimism about the prospects for the U.S. economy, in our opinion. From Donald Trump's election on November 8, 2016 through June 30, 2017, the S&P 500(R) Index (the "Index") posted a total return of 14.79%, according to Bloomberg. The Index closed its June 19, 2017 trading session at an all-time high of 2,453.46.

The current bull market (measuring from March 9, 2009 through June 30, 2017) is the second longest in history. While we are optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how an administration will affect markets and the economy in the future. Therefore, we stress the importance of maintaining a long-term perspective, as we have done since First Trust's inception over 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan through the Fund. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
"AT A GLANCE"
AS OF JUNE 30, 2017 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                              FDEU
Common Share Price                                           $18.81
Common Share Net Asset Value ("NAV")                         $19.52
Premium (Discount) to NAV                                     (3.64)%
Net Assets Applicable to Common Shares                 $336,297,228
Current Monthly Distribution per Common Share (1)            $0.121
Current Annualized Distribution per Common Share (2)         $1.452
Current Distribution Rate on Common Share Price (3)            7.72%
Current Distribution Rate on NAV (3)                           7.44%
-------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
         Common Share Price    NAV
6/16     $15.98                $17.79
          15.66                 17.42
          16.16                 17.88
          16.58                 17.91
7/16      16.35                 18.15
          16.12                 18.02
          16.26                 18.32
          16.35                 18.15
8/16      16.86                 18.16
          16.54                 18.36
          16.37                 18.09
          16.13                 17.61
          16.04                 18.13
9/16      15.72                 18.02
          15.50                 17.54
          15.10                 17.36
          15.19                 17.43
10/16     15.20                 17.52
          14.88                 16.94
          15.15                 17.06
          14.74                 16.90
11/16     14.78                 17.01
          14.69                 16.84
          15.23                 17.55
          15.17                 17.69
          15.44                 17.78
12/16     15.52                 17.96
          16.12                 18.13
          15.97                 18.13
          15.84                 17.93
1/17      16.05                 18.10
          16.17                 17.97
          16.64                 18.07
          16.52                 18.21
2/17      16.83                 18.18
          16.67                 18.25
          16.57                 18.22
          16.99                 18.58
          17.09                 18.60
3/17      17.26                 18.73
          17.10                 18.48
          17.17                 18.53
          17.13                 18.44
4/17      17.87                 19.19
          18.29                 19.58
          18.49                 19.65
          18.88                 20.00
5/17      19.22                 20.10
          19.10                 20.09
          19.58                 19.84
          19.27                 19.85
          19.04                 19.75
6/17      18.81                 19.52


-----------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------
                                                                                Average Annual Total Return
                                                                                ---------------------------
                                           6 Months Ended       1 Year Ended       Inception (9/24/2015)
                                             6/30/2017           6/30/2017             to 6/30/2017
FUND PERFORMANCE (4)
NAV                                            13.33%              19.80%                  9.66%
Market Value                                   26.37%              28.52%                  4.62%

INDEX PERFORMANCE
MSCI Europe Index                              15.36%              21.11%                 10.51%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                          % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Enel S.p.A. (EUR)                             3.4%
Bayer AG (EUR)                                2.9
ING Groep N.V. (EUR)                          2.7
Vodafone Group PLC (GBP)                      2.6
Novartis AG (CHF)                             2.6
Roche Holding AG (CHF)                        2.6
Diageo PLC (GBP)                              2.5
Deutsche Telekom AG (EUR)                     2.5
BNP Paribas S.A. (EUR)                        2.5
Deutsche Post AG (EUR)                        2.5
-----------------------------------------------------
                                     Total   26.8%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
COUNTRY ALLOCATION                        INVESTMENTS
-----------------------------------------------------
United Kingdom                               26.8%
France                                       19.0
Germany                                      11.7
Switzerland                                  11.3
Italy                                        10.4
Netherlands                                   8.1
Sweden                                        3.5
Spain                                         2.9
Norway                                        2.0
Portugal                                      2.0
Luxembourg                                    1.5
Belgium                                       0.8
-----------------------------------------------------
                                     Total  100.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Financials                                   21.6%
Industrials                                  16.0
Consumer Staples                             12.8
Utilities                                    11.1
Telecommunication Services                    8.7
Consumer Discretionary                        8.1
Health Care                                   8.0
Energy                                        7.6
Real Estate                                   6.1
-----------------------------------------------------
                                     Total  100.0%
                                            ======

(1) Most recent distribution paid or declared through 6/30/2017. Subject to change in the future.

(2)   Excludes special distributions.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date, excluding special distributions, and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2017. Subject to change in the future.

(4) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2017 (UNAUDITED)


                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to First Trust Dynamic Europe Equity Income Fund (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") is an indirect, wholly owned subsidiary of Janus Henderson Group Plc ("Janus Henderson"), a London-based public company listed on the New York Stock Exchange and the Australian Securities Exchange. Janus Henderson is the result of a merger of equals between Janus Capital Group, Inc. and Henderson Group plc. The Sub-Advisor is a global investment management firm that, as a subsidiary of Janus Henderson, provides a full spectrum of investment products and services to clients around the world. First Trust and the Sub-Advisor have engaged Henderson Investment Management Limited, a registered investment adviser and an indirect, wholly owned subsidiary of Janus Henderson, as the sub-sub-advisor responsible for certain investment decisions of the Fund. With offices in 27 cities and more than 2,000 employees worldwide, Janus Henderson managed approximately $344.9 billion in assets as of June 30, 2017.

                           PORTFOLIO MANAGEMENT TEAM

ALEX CROOKE, HEAD OF GLOBAL EQUITY INCOME

BEN LOFTHOUSE, CFA, PORTFOLIO MANAGER

MARKET RECAP

European equities, as measured by the MSCI Europe Index (the "Index") rallied during the first two quarters of 2017, to deliver a strong 15.36% return for the six months ended June 30, 2017. During this period, the European economy continued to expand, and corporate results indicated an improving business environment across the continent. Politics were helpful, with the results of the French and Dutch elections taken positively by investors. Meanwhile the European Central Bank maintained its expansionary stance with regards to the interest rate regime in Europe. Excluding energy, every sector in Europe delivered positive returns through this period, with both defensive and cyclical sectors contributing to the rally. Leading economic indicators measuring sentiment for both manufacturing and service sectors in Europe continued to remain strong through the first half. Crude oil reversed its strong gains from last year, and declined -14.3% through this period. Meanwhile the euro was up a strong 8.6% versus the U.S. dollar.

PERFORMANCE ANALYSIS

The Fund has been invested in European equities since its launch in September 2015. The Fund delivered strong absolute performance though the net asset value ("NAV") return was slightly shy of the Index. The Fund's share price total return was 26.37% for the six months ended June 30, 2017, while the underlying NAV total return was 13.33%. Income generation from the companies owned has been strong, and the Fund paid six distributions during this period, totaling $0.726 per share.

Within Europe, Spain and The Netherlands were among the strongest performers as was France which outperformed on election results that saw the right-wing Eurosceptic political party defeated. All developed European markets ended the quarter in positive territory although Norway and Iceland underperformed, as did the UK on election results that were viewed with some concern by the market.

The Fund maintained its tilt towards high quality businesses, with a focus on strong balance sheets and cash flow. Many of these businesses have delivered strong fundamentals that contributed to Fund performance during this period. From an income perspective, the Fund owns names like Deutsche Post in the logistics sector and Enel in the utilities space which increased their dividends this year, helping the Fund progress towards its yield objectives.

The strongest performers for the period came from a mix of cyclical and defensive sectors. Coca-Cola European Partners, the bottling business, performed well after results surprised positively while Unilever, the UK consumer business, rallied following speculation of a takeover. An improving macro outlook in Europe pushed economically sensitive stocks higher, which included ING Groep, the Dutch bank, as well as Natixis, the French corporate bank. The German material sciences company Bayer was also a strong performer through the

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2017 (UNAUDITED)


period on expectation that Monsanto's acquisition will positively impact future earnings for the business. The Fund's positions in Icade, the French commercial real estate company, and Nexity, the French residential real estate business, both contributed positively to returns over this period on reduced investor concerns after the outcome of the French elections. The Fund also enjoyed strong performance in other areas, helped by names like Enel in the utilities sector, RELX in media and Berkeley Group in the construction space.

During this period, laggards included names in the media sector such as ITV in the UK as well as RTL in Belgium, which sold off on fears that an increasing consumption of social media and over-the-top services like Netflix would reduce TV viewership numbers for European broadcasters. We continue to own the positions, taking the view that the selloff in these stocks is over-done. The tobacco firm, Imperial Brands was weak following a UK court ruling that plain packaging for tobacco products would be enforced despite an appeal by the industry. Stocks in the European telecommunications space such as Deutsche Telekom in Germany and Orange in France suffered from greater than expected competition as well as an unfavorable regulatory environment. Names in the oil sector such as BP Plc. in the UK and Total in France also suffered during the period as the price of oil pulled back sharply.

To generate additional income, the Fund writes (or sells) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During this performance period, the options portfolio management team overwrote approximately 30% of the Fund's Managed Assets. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one to three month call options, approximately at-the-money to slightly out-of-the-money. The option strategy subtracted from the total return of the Fund during the period as the overwritten index, the EuroStoxx 50, traded higher in price during this performance period.

INVESTMENT ACTIVITY

At the beginning of the year, the Fund increased its amount of leverage as we saw attractive opportunities in the market, and that has broadly paid off during this period of strength in European equities. New names in the Fund include financials such as Swedbank, Intesa SanPaolo and Munich Re. Additionally, high yielding utilities National Grid, SSE and Terna were included in the portfolio alongside cheap media companies such as Mediaset Espana and RTL Group. Positions in Allianz and Zurich Insurance group were closed after a period of strong performance, as was the pharmaceutical company, AstraZeneca.

A dynamic currency hedging process has been utilized to manage the risk of adverse currency movements on the portfolio. At the end of 2015, a short forward currency contract was put in place to mitigate the risk of sterling weakness, and was a positive contributor to performance through 2016 but detracted from performance during the first half of 2017 as the sterling strengthened against the U.S. dollar by 5.6% through this period. The euro-denominated borrowing was a negative contributor to performance as the euro rallied by 8.6% against the U.S. dollar during the period, although the fund mitigated this risk by halving its size in the euro forward hedge during the second quarter.

MARKET AND FUND OUTLOOK

The Fund's focus on high quality income-generating investments and businesses benefiting from a European recovery have yielded good performance during the first six months of 2017. European interest rates have continued to remain low and in our view the outlook for dividend stocks remains positive in this environment due to investors' ongoing requirement for yielding assets. Whilst macroeconomic volatility and political uncertainty could hamper dividend growth for the market overall, we believe the resilient cash-generative investments in this Fund should continue to provide investors with attractive income and capital returns. We will seek to benefit from periods of volatility by opportunistically adding to any oversold European franchises that offer healthy long-term income and capital appreciation prospects.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS
JUNE 30, 2017 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS - 117.4% (a) (b)

              AEROSPACE & DEFENSE - 2.2%
     887,774  BAE Systems PLC....................................  $    7,325,041
                                                                   --------------
              AIR FREIGHT & LOGISTICS - 6.2%
     143,122  bpost S.A..........................................       3,454,870
     582,511  CTT-Correios de Portugal S.A.......................       3,687,841
     274,679  Deutsche Post AG...................................      10,296,442
     616,113  Royal Mail PLC.....................................       3,379,946
                                                                   --------------
                                                                       20,819,099
                                                                   --------------
              AUTOMOBILES - 2.7%
      34,702  Daimler AG.........................................       2,511,663
      71,706  Renault S.A........................................       6,490,496
                                                                   --------------
                                                                        9,002,159
                                                                   --------------
              BANKS - 12.5%
     143,916  BNP Paribas S.A....................................      10,365,403
     656,323  ING Groep N.V......................................      11,319,251
   1,108,590  Intesa Sanpaolo S.p.A..............................       3,514,905
   1,064,434  Natixis S.A........................................       7,144,923
     271,669  Nordea Bank AB.....................................       3,456,849
     222,866  Svenska Handelsbanken AB, Class A..................       3,190,338
     120,172  Swedbank AB, Class A...............................       2,928,450
                                                                   --------------
                                                                       41,920,119
                                                                   --------------
              BEVERAGES - 5.3%
     184,173  Coca-Cola European Partners PLC....................       7,478,056
     354,833  Diageo PLC.........................................      10,483,923
                                                                   --------------
                                                                       17,961,979
                                                                   --------------
              BUILDING PRODUCTS - 2.0%
     129,931  Cie de Saint-Gobain................................       6,942,184
                                                                   --------------
              CAPITAL MARKETS - 2.0%
     164,386  Azimut Holding S.p.A...............................       3,295,073
     305,665  Intermediate Capital Group PLC.....................       3,314,294
                                                                   --------------
                                                                        6,609,367
                                                                   --------------
              COMMERCIAL SERVICES & SUPPLIES - 1.0%
      28,634  Societe BIC S.A....................................       3,397,979
                                                                   --------------
              CONSUMER FINANCE - 2.1%
      73,984  Cembra Money Bank AG...............................       6,997,965
                                                                   --------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 7.5%
     579,621  Deutsche Telekom AG................................      10,406,862
     416,298  Orange S.A.........................................       6,604,344
     504,737  Telenor ASA........................................       8,373,239
                                                                   --------------
                                                                       25,384,445
                                                                   --------------
              ELECTRIC UTILITIES - 10.7%
   2,606,133  Enel S.p.A.........................................      13,972,136
     403,015  Red Electrica Corp., S.A...........................       8,421,254
     454,746  SSE PLC............................................       8,605,885
     925,893  Terna Rete Elettrica Nazionale S.p.A...............       4,997,786
                                                                   --------------
                                                                       35,997,061
                                                                   --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS (CONTINUED) (a) (b)

              FOOD PRODUCTS - 2.7%
     103,716  Nestle S.A.........................................  $    9,026,072
                                                                   --------------
              GAS UTILITIES - 2.7%
     221,798  Italgas S.p.A......................................       1,120,210
   1,814,021  Snam S.p.A.........................................       7,906,310
                                                                   --------------
                                                                        9,026,520
                                                                   --------------
              INDUSTRIAL CONGLOMERATES - 2.0%
      48,943  Siemens AG.........................................       6,727,595
                                                                   --------------
              INSURANCE - 10.1%
     513,059  Assicurazioni Generali S.p.A.......................       8,444,121
     303,502  AXA S.A............................................       8,302,143
      17,902  Muenchener Rueckversicherungs-Gesellschaft AG
                 in Muenchen.....................................       3,609,877
     274,194  Prudential PLC.....................................       6,288,953
     187,737  SCOR SE............................................       7,442,650
                                                                   --------------
                                                                       34,087,744
                                                                   --------------
              MACHINERY - 1.4%
     235,393  SKF AB, Class B....................................       4,769,497
                                                                   --------------
              MEDIA - 6.4%
   3,249,534  ITV PLC............................................       7,677,493
     271,517  Mediaset Espana Comunicacion S.A...................       3,378,683
     717,766  NOS SGPS S.A.......................................       4,356,398
      80,349  RTL Group S.A......................................       6,066,955
                                                                   --------------
                                                                       21,479,529
                                                                   --------------
              MULTI-UTILITIES - 2.7%
      88,256  Innogy SE (c)......................................       3,474,127
     452,552  National Grid PLC..................................       5,610,160
                                                                   --------------
                                                                        9,084,287
                                                                   --------------
              MULTILINE RETAIL - 0.9%
     691,237  Marks & Spencer Group PLC..........................       3,000,705
                                                                   --------------
              OIL, GAS & CONSUMABLE FUELS - 7.0%
   1,171,788  BP PLC.............................................       6,757,992
     258,358  Royal Dutch Shell PLC, Class A.....................       6,856,267
     199,174  TOTAL S.A..........................................       9,846,757
                                                                   --------------
                                                                       23,461,016
                                                                   --------------
              PERSONAL PRODUCTS - 2.6%
     158,240  Unilever N.V.......................................       8,733,058
                                                                   --------------
              PHARMACEUTICALS - 9.9%
      92,524  Bayer AG...........................................      11,962,555
     128,337  Novartis AG........................................      10,680,251
      41,877  Roche Holding AG...................................      10,664,682
                                                                   --------------
                                                                       33,307,488
                                                                   --------------
              PROFESSIONAL SERVICES - 4.9%
     126,898  Adecco Group AG....................................       9,647,371
     334,377  RELX N.V...........................................       6,874,356
                                                                   --------------
                                                                       16,521,727
                                                                   --------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
      87,404  Nexity S.A.........................................       5,079,273
                                                                   --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS (CONTINUED) (a) (b)

              TOBACCO - 5.2%
     123,080  British American Tobacco PLC.......................  $    8,390,392
     200,748  Imperial Brands PLC................................       9,016,594
                                                                   --------------
                                                                       17,406,986
                                                                   --------------
              WIRELESS TELECOMMUNICATION SERVICES - 3.2%
   3,803,133  Vodafone Group PLC.................................      10,786,008
                                                                   --------------
              TOTAL COMMON STOCKS................................     394,854,903
              (Cost $370,634,964)                                  --------------

REAL ESTATE INVESTMENT TRUSTS - 6.0% (a) (b)

              EQUITY REAL ESTATE INVESTMENT TRUSTS - 6.0%
     800,581  British Land Co. PLC/The...........................       6,313,649
     162,666  Eurocommercial Properties N.V......................       6,499,827
      86,387  ICADE..............................................       7,252,018
                                                                   --------------
              TOTAL REAL ESTATE INVESTMENT TRUSTS................      20,065,494
              (Cost $22,350,307)                                   --------------

              TOTAL INVESTMENTS - 123.4%.........................     414,920,397
              (Cost $392,985,271) (d)                              --------------


 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.1%)

              EURO STOXX 50 PRICE
         728  @   3,625 due July 2017............................         (12,476)
         670  @   3,625 due July 2017............................         (12,244)
         680  @   3,575 due August 2017..........................        (144,345)
         671  @   3,625 due August 2017..........................         (93,471)
         670  @   3,625 due September 2017.......................        (163,761)
                                                                   --------------
              TOTAL CALL OPTIONS WRITTEN.........................        (426,297)
              (Premiums received $2,107,007)                       --------------

              OUTSTANDING LOANS - (32.8%)........................    (110,217,473)
              NET OTHER ASSETS AND LIABILITIES - 9.5%............      32,020,601
                                                                   --------------
              NET ASSETS - 100.0%................................  $  336,297,228
                                                                   ==============

-----------------------------

(a) All or a portion of these securities serve as collateral on the outstanding loans.

(b) All or a portion of these securities are pledged to cover index call options written.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $37,476,360 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,541,234.


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                   ASSETS TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                        VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        6/30/2017        PRICES          INPUTS          INPUTS
                                                      -------------   -------------   -------------   -------------
Common Stocks*.....................................   $ 394,854,903   $ 394,854,903   $          --   $          --
Real Estate Investment Trusts*.....................      20,065,494      20,065,494              --              --
                                                      -------------   -------------   -------------   -------------
Total Investments .................................   $ 414,920,397   $ 414,920,397   $          --   $          --
                                                      =============   =============   =============   =============

                                                 LIABILITIES TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                           TOTAL         LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT        QUOTED        OBSERVABLE     UNOBSERVABLE
                                                         6/30/2017       PRICES          INPUTS          INPUTS
                                                      -------------   -------------   -------------   -------------
Call Options Written...............................   $    (426,297)  $          --   $    (426,297)  $          --
Forward Foreign Currency Contracts**...............        (594,768)             --        (594,768)             --
                                                      -------------   -------------   -------------   -------------
                                                      $  (1,021,065)  $          --   $  (1,021,065)  $          --
                                                      =============   =============   =============   =============

*     See Portfolio of Investments for industry breakout.

** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2017.


Page 8                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2017 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                            FORWARD FOREIGN CURRENCY CONTRACTS
                               -------------------------------------------------------------
                                                                               PURCHASE              SALE            UNREALIZED
 SETTLEMENT                          AMOUNT                AMOUNT             VALUE AS OF         VALUE AS OF       APPRECIATION
    DATE        COUNTERPARTY       PURCHASED                SOLD             JUNE 30, 2017       JUNE 30, 2017     (DEPRECIATION)
-------------   ------------   ------------------   --------------------   -----------------   -----------------   --------------
  08/04/17          BNS        USD    14,986,040    GBP       11,600,000      $14,986,040         $15,124,135      $     (138,095)
  08/18/17          BNS        USD    20,574,676    EUR       18,370,000       20,574,676          21,031,349            (456,673)
                                                                                                                   --------------
Net Unrealized Appreciation (Depreciation)......................................................................   $     (594,768)
                                                                                                                   ==============


Counterparty Abbreviations:
   BNS   Bank of Nova Scotia

Currency Abbreviations:
   EUR   Euro
   GBP   British Pound Sterling
   USD   United States Dollar


CURRENCY EXPOSURE                   % OF TOTAL
DIVERSIFICATION                   INVESTMENTS (1)
-------------------------------------------------
Euro                                   54.8%
British Pound Sterling                 18.0
Swiss Franc                            11.3
United States Dollar                   10.4
Swedish Krona                           3.5
Norwegian Krone                         2.0
-------------------------------------------------
                             Total    100.0%
                                      ======

(1)   The weightings include the impact of currency forwards.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2017 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $392,985,271).........................................................................      $414,920,397
Cash...........................................................................................        31,620,881
Foreign currency (Cost $438,347)...............................................................           441,152
Receivables:
   Dividend reclaims...........................................................................         1,839,969
   Investment securities sold..................................................................         1,440,127
   Dividends...................................................................................         1,355,604
Prepaid expenses...............................................................................            14,255
                                                                                                     ------------
   Total Assets................................................................................       451,632,385
                                                                                                     ------------

LIABILITIES:
Outstanding loans..............................................................................       110,217,473
Options written, at value (Premiums received $2,107,007).......................................           426,297
Unrealized depreciation on forward foreign currency contracts..................................           594,768
Payables:
   Investment securities purchased.............................................................         3,377,960
   Investment advisory fees....................................................................           406,930
   Interest and fees on loans..................................................................           206,831
   Administrative fees.........................................................................            33,718
   Audit and tax fees..........................................................................            26,952
   Printing fees...............................................................................            24,040
   Transfer agent fees.........................................................................             7,366
   Legal fees..................................................................................             5,850
   Custodian fees..............................................................................             5,695
   Financial reporting fees....................................................................               732
   Trustees' fees and expenses.................................................................               449
Other liabilities..............................................................................                96
                                                                                                     ------------
   Total Liabilities...........................................................................       115,335,157
                                                                                                     ------------
NET ASSETS.....................................................................................      $336,297,228
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $322,878,190
Par value......................................................................................           172,319
Accumulated net investment income (loss).......................................................        (2,805,898)
Accumulated net realized gain (loss) on investments, options, forward foreign
  currency contracts, and foreign currency transactions........................................        (2,250,643)
Net unrealized appreciation (depreciation) on investments, options, forward
  foreign currency contracts, and foreign currency translation.................................        18,303,260
                                                                                                     ------------
NET ASSETS.....................................................................................      $336,297,228
                                                                                                     ============
NET ASSET VALUE, per share.....................................................................      $      19.52
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        17,231,908
                                                                                                     ============


Page 10                 See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,610,541).......................................      $ 15,111,952
Interest.......................................................................................            19,954
Other..........................................................................................                 8
                                                                                                     ------------
   Total investment income.....................................................................        15,131,914
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         2,304,037
Interest and fees on loans.....................................................................           397,533
Administrative fees............................................................................            89,019
Printing fees..................................................................................            44,406
Custodian fees.................................................................................            23,652
Audit and tax fees.............................................................................            22,167
Transfer agent fees............................................................................            16,568
Legal fees.....................................................................................            12,049
Listing expense................................................................................             9,401
Trustees' fees and expenses....................................................................             8,907
Commitment fees................................................................................             6,358
Financial reporting fees.......................................................................             4,587
Other..........................................................................................            19,836
                                                                                                     ------------
   Total expenses..............................................................................         2,958,520
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        12,173,394
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         8,438,435
   Written options.............................................................................        (5,989,673)
   Forward foreign currency contracts..........................................................          (852,363)
   Foreign currency transactions...............................................................           426,496
                                                                                                     ------------
Net realized gain (loss).......................................................................         2,022,895
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        31,964,933
   Written options.............................................................................         4,438,642
   Forward foreign currency contracts..........................................................        (2,883,882)
   Foreign currency translation................................................................        (8,363,272)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        25,156,421
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        27,179,316
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $ 39,352,710
                                                                                                     ============


                        See Notes to Financial Statements               Page 11

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                       ENDED             YEAR
                                                                                     6/30/2017          ENDED
                                                                                    (UNAUDITED)       12/31/2016
                                                                                   --------------   --------------
OPERATIONS:
Net investment income (loss)......................................................  $ 12,173,394     $ 12,654,490
Net realized gain (loss)..........................................................     2,022,895          818,995
Net change in unrealized appreciation (depreciation)..............................    25,156,421       (7,717,702)
                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from operations...................    39,352,710        5,755,783
                                                                                    ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................   (12,510,365)     (19,529,780)
Return of capital.................................................................            --       (5,490,950)
                                                                                    ------------     ------------
Total distributions to shareholders...............................................   (12,510,365)     (25,020,730)
                                                                                    ------------     ------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.........................................................            --               --
Cost of shares redeemed...........................................................            --               --
Offering costs....................................................................            --           72,016
                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from shareholder transactions.....            --           72,016
                                                                                    ------------     ------------
Total increase (decrease) in net assets...........................................    26,842,345      (19,192,931)

NET ASSETS:
Beginning of period...............................................................   309,454,883      328,647,814
                                                                                    ------------     ------------
End of period.....................................................................  $336,297,228     $309,454,883
                                                                                    ============     ============
Accumulated net investment income (loss) at end of period.........................  $ (2,805,898)    $ (2,468,927)
                                                                                    ============     ============

COMMON SHARES:
Common Shares at end of period....................................................    17,231,908       17,231,908
                                                                                    ============     ============


Page 12                 See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...................  $ 39,352,710
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments....................................................   (91,146,006)
      Sales of investments........................................................   114,278,924
      Proceeds from written options...............................................     4,630,734
      Amount paid to close written options........................................   (10,946,248)
      Net realized gain/loss on investments and written options...................    (2,448,762)
      Net change in unrealized appreciation/depreciation on investments
         and written options......................................................   (36,403,575)
    Net change in unrealized appreciation (depreciation) on forward foreign
         currency contracts.......................................................     2,883,882
CHANGES IN ASSETS AND LIABILITIES:
      Increase in dividend reclaims receivable....................................      (805,502)
      Increase in dividends receivable............................................      (864,638)
      Increase in prepaid expenses................................................        (9,178)
      Increase in interest and fees on loans payable..............................        56,189
      Increase in investment advisory fees payable................................        46,068
      Decrease in audit and tax fees payable......................................       (17,656)
      Increase in legal fees payable..............................................         3,234
      Increase in printing fees payable...........................................         1,971
      Decrease in administrative fees payable.....................................      (200,532)
      Decrease in custodian fees payable..........................................       (92,973)
      Increase in transfer agent fees payable.....................................         5,739
      Increase in Trustees' fees and expenses payable.............................           327
      Decrease in financial reporting fees payable................................           (39)
      Decrease in other liabilities...............................................        (1,128)
                                                                                    ------------
CASH PROVIDED BY OPERATING ACTIVITIES.............................................                   $ 18,323,541
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income.............   (12,510,365)
      Proceeds from Euro Borrowings...............................................    15,951,750
      Effect of exchange rate changes on Euro Loans (a)...........................     8,474,750
                                                                                    ------------
CASH PROVIDED BY FINANCING ACTIVITIES.............................................                     11,916,135
                                                                                                     ------------
Increase in cash and foreign currency (b).........................................                     30,239,676
Cash and foreign currency at beginning of period..................................                      1,822,357
                                                                                                     ------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD........................................                     32,062,033
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.................................                   $    341,344
                                                                                                     ============


(a) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $111,478, which does not include the effect of exchange rate changes on Euro borrowings.


                        See Notes to Financial Statements                Page 13

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               SIX MONTHS                  FOR THE PERIOD
                                                 ENDED           YEAR      9/24/2015 (a)
                                               6/30/2017        ENDED         THROUGH
                                              (UNAUDITED)     12/31/2016     12/31/2015
                                              ------------   ------------   ------------
Net asset value, beginning of period........   $    17.96     $    19.07     $    19.10
                                               ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................         0.71           0.73           0.04
Net realized and unrealized gain (loss).....         1.58          (0.39)          0.05
                                               ----------     ----------     ----------
Total from investment operations...........          2.29           0.34           0.09
                                               ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................        (0.73)         (1.13)         (0.07)
Net realized gain...........................           --             --          (0.05)
Return of capital...........................           --          (0.32)            --
                                               ----------     ----------     ----------
Total distributions.........................        (0.73)         (1.45)         (0.12)
                                               ----------     ----------     ----------
Net asset value, end of period..............   $    19.52     $    17.96     $    19.07
                                               ==========     ==========     ==========
Market value, end of period.................   $    18.81     $    15.52     $    17.16
                                               ==========     ==========     ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b)...        13.33%          3.30%          0.52%
                                               ==========     ==========     ==========
TOTAL RETURN BASED ON MARKET VALUE (b)......        26.37%         (0.80)%       (13.61)%
                                               ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........   $  336,297     $  309,455     $  328,648
Ratio of total expenses to average net
   assets...................................         1.84% (c)      1.83%          1.72% (c)
Ratio of net expenses to average net assets
   excluding interest expense...............         1.59% (c)      1.59%          1.56% (c)
Ratio of net investment income (loss) to
   average net assets.......................         7.58% (c)      4.13%          0.82% (c)
Portfolio turnover rate.....................           23%            41%             5%
INDEBTEDNESS:
Total loans outstanding (in 000's)..........   $  110,217     $   85,791     $   89,113
Asset coverage per $1,000 of
   indebtedness (d).........................   $    4,051     $    4,607     $    4,688

-----------------------------

(a) The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)   Annualized.

(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loans outstanding) and dividing by the loan balance in 000s.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)


                                1. ORGANIZATION

First Trust Dynamic Europe Equity Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FDEU on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income, with a secondary focus on capital appreciation. The Fund pursues its objective by investing at least 80% of its Managed Assets, under normal market conditions, in a portfolio of equity securities of European companies of any market capitalization including, but not limited to, common and preferred stocks that pay dividends, depository receipts, and real estate investment trusts ("REITs"). "Managed Assets" means the total daily gross asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service or by certain independent dealers in such contracts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)

amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the security in question is a foreign security, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities; and

      3)    closed-end fund trading of similar securities;

      4) the trading prices of financial products that are tied to baskets of foreign securities;

      5)    factors relating to the event that precipitated the pricing problem;

      6)    whether the event is likely to recur; and

      7) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

The Fund holds REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)


C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized depreciation on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At June 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                Gross Amounts
                                                                              not Offset in the
                                                          Net Amounts of        Statement of
                                          Gross Amounts    Liabilities     Assets and Liabilities
                                          Offset in the  Presented in the  -----------------------
                        Gross Amounts of  Statement of     Statement of                 Collateral
                           Recognized      Assets and       Assets and      Financial    Amounts
                          Liabilities      Liabilities     Liabilities     Instruments   Received   Net Amount
---------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*  $   (594,768)     $     --       $   (594,768)     $    --      $   --      $(594,768)

* The respective counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.


E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)


F. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options ("options") on a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by the Advisor, and consistent with the Fund's investment objective in an amount up to 40% of the value of its Managed Assets. The Fund will write (sell) a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor, the Sub-Advisor or the Sub-Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount that are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered call options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in "Net realized gain (loss) on investments" on the Statement of Operations. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund distributes to holders of its Common Shares monthly distributions of all or a portion of its net income after the payment of interest in connection with leverage used by the Fund. In addition to regular monthly distributions, for two years following the Fund's initial public offering, the Fund intends to pay quarterly distributions in cash to Common Shareholders if certain conditions are met. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. Distributions are automatically reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)


The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

Distributions paid from:
Ordinary income...............................  $   19,529,780
Return of Capital.............................       5,490,950

As of December 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.................  $           --
Undistributed capital gains...................              --
                                                --------------
Total undistributed earnings..................              --
Accumulated capital and other losses..........      (4,121,524)
Net unrealized appreciation (depreciation)....      (9,474,102)
                                                --------------
Total accumulated earnings (losses)...........     (13,595,626)
Other.........................................              --
Paid-in capital...............................     323,050,509
                                                --------------
Net assets....................................  $  309,454,883
                                                ==============

H. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2016, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $4,121,524.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015 and 2016 remain open to federal and state audit. As of June 30, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES

The Fund will pay all expenses directly related to its operations.

J. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $660,000 were recorded as a reduction of the proceeds from sales from the sale of Common Shares during the period ended December 31, 2015. During the year ended December 31, 2016, it was determined that the actual offering costs were less than the estimated offering costs by $72,016. Therefore, paid-in-capital was increased by that amount, as reflected on the Statements of Changes in Net Assets.

K. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare, Inc. serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended June 30, 2017, were $94,523,966 and $115,719,051, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at June 30, 2017, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.

                                                   ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                                     ----------------------------------------------  ----------------------------------------------
DERIVATIVE            RISK                STATEMENT OF ASSETS AND                         STATEMENT OF ASSETS AND
INSTRUMENT            EXPOSURE              LIABILITIES LOCATION           VALUE            LIABILITIES LOCATION           VALUE
--------------------  -------------  ----------------------------------  ----------  ----------------------------------  ----------
Forward foreign       Currency       Unrealized appreciation on                      Unrealized depreciation on
  currency contracts  Risk           forward foreign currency contracts  $       --  forward foreign currency contracts  $  594,768

Written Options       Equity Risk    Options written, at value           $       --  Options written, at value           $  426,297

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts     $   (852,363)
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                        (2,883,882)
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options                          (5,989,673)
Net change in unrealized appreciation (depreciation) on written
   options                                                            4,438,642

During the six months ended June 30, 2017, notional values of forward foreign currency contracts opened and closed were $142,169,908 and $173,658,053, respectively.

Written options activity for the Fund was as follows:

                                                    NUMBER OF
WRITTEN OPTIONS                                     CONTRACTS    PREMIUMS
---------------------------------------------------------------------------
Options outstanding at December 31, 2016                 3,454  $ 2,432,848
Options Written                                          7,543    4,630,734
Options Expired                                           (581)    (319,196)
Options Exercised                                           --           --
Options Closed                                          (6,997)  (4,637,379)
                                                    ----------  -----------
Options outstanding at June 30, 2017                     3,419  $ 2,107,007
                                                    ==========  ===========

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $117,000,000. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 80 basis points. As of June 30, 2017, the Fund had five loans outstanding under the revolving credit facility totaling $110,217,473 (96,500,000 EUR). For the six months ended June 30, 2017, the average amount outstanding was $99,037,771 (91,361,878 EUR). The annual interest rate in place during the six months ended June 30, 2017 was 0.80% and did not change throughout the period. Therefore, the high, low, and average interest rates during the six months ended June 30, 2017 were 0.80%. The interest rate at June 30, 2017 was also 0.80%. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in "Interest and fees on loans" on the Statement of Operations.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On July 20, 2017, the Fund declared a distribution of $0.121 per Common Share to Common Shareholders of record on August 3, 2017, payable August 15, 2017.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 50500, Louisville, KY 40233-5000.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders (the "Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Dynamic Europe Equity Income Fund as the Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 14,583,661, the number of votes withheld was 194,481 and the number of broker non-votes was 2,453,766. James A. Bowen, Niel B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

DERIVATIVES RISK: The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EMERGING MARKETS RISK: Investments in securities of issuers located in emerging market countries are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

EUROPEAN MARKETS RISK: Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union ("EU"), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union ("EMU") (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

EUROPEAN UNION RISK: Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union ("EU") could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. The United Kingdom's referendum on June 23, 2016 to leave the European Union (known as "Brexit") sparked depreciation in the value of the British pound, short-term declines in

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)

the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom's economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain's trading arrangements with the rest of Europe. The United Kingdom is one of the EU's largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

FOREIGN CURRENCY RISK: The Fund will engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, thus subjecting the Fund to foreign currency risk. The Fund's exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the non-U.S. exchange markets, actual or perceived changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund will seek to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be successful and the Fund will incur costs associated with such strategies.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

GEOGRAPHIC CONCENTRATION RISK: The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Investments in a single region, although representing a number of different countries within the region, may be affected by common economic forces and other factors. Because the Fund will concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. In addition, the Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

MARKET DISRUPTION AND GEOPOLITICAL RISK: Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the European and world economies and markets generally, each of which may negatively impact the Fund's investments. For example, there have been various events throughout Europe, including Russia's annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)

and the political uncertainty and market turmoil in Greece, that have recently had and may continue to have an adverse impact on European and global markets. It is possible, for instance, that the events occurring in Russia could result in, among other things, Russia withholding its natural gas supply from other European countries, which has the potential to harm the economies and markets of such countries. The events occurring in one country or region (including non-European countries and regions) may spread through, or otherwise effect, other countries and regions across Europe and therefore adversely impact the Fund's investments in such countries and regions.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as Amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REAL ESTATE INVESTMENT TRUST (REIT) RISK: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk and the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

REDENOMINATION RISK: Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or sell. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

UNITED KINGDOM RISK: Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom's exit from the EU will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATION REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the "Board") of First Trust Dynamic Europe Equity Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)

Trustees that, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (including open-end funds and exchange-traded funds, in addition to a closed-end fund) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

At the Advisor's request, the Board elected to defer considering the renewal of the Investment Sub-Advisory Agreement among the Fund, the Advisor and Henderson Global Investors (North America) Inc. (the "Sub-Advisor") and the Investment Sub-Sub-Advisory Agreement among the Fund, the Advisor, the Sub-Advisor and Henderson Investment Management Limited (the "Sub-Sub-Advisor" and, together with the Sub-Advisor, "Henderson") until its September 2017 meeting to permit further review in light of Henderson's recent merger and proposed organizational changes.

In reviewing the Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of Henderson, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees Henderson's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, Henderson's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Advisory Agreement have been and are expected to remain satisfactory.

The Board considered the advisory fee rate payable under the Advisory Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) the peer group includes open-end funds and index-based exchange-traded funds, which have economics different from those of closed-end funds; (iii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iv) only two of the peer funds employ an advisor/sub-advisor management structure; and (v) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Henderson for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to that of a benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average and the MSCI Europe Index for the one-year period ended December 31, 2016. The Board also received information on the Fund's annual distribution rate as of December 31, 2016 and the Fund's average trading discount during 2016 and comparable information for the peer group.

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ADDITIONAL INFORMATION (CONTINUED)
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              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                           JUNE 30, 2017 (UNAUDITED)

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee continued to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]


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ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Dynamic Europe Equity Income Fund
            --------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  August 21, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  August 21, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  August 21, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.